Exhibit 99.1

                                [LOGO} Medialink

                                                           FOR IMMEDIATE RELEASE
                                                                 August 16, 2005



For more information:
Mary C. Buhay
Senior Vice President, Corporate Communications
Medialink Worldwide Incorporated
Tel: (212) 682 8300
mbuhay@medialink.com


          Medialink Promotes McWhirter to Teletrax CEO; Digital Asset Management Veteran Torosian Succeeds McWhirter as Medialink CFO;

            Teletrax Managing Director Nobbs is Promoted to President

NEW YORK, August 16, 2005 -Medialink Worldwide Incorporated (Nasdaq: MDLK) today announced three key executive appointments designed to spur growth of its television tracking and video asset management subsidiary, Teletrax(TM).

Medialink Chief Financial Officer J. Graeme McWhirter has been promoted to Chief Executive Officer of Teletrax and will retain his role as Teletrax Chairman. He will remain based in New York. Kenneth G. Torosian, a 20-year financial veteran with expertise in the digital asset management industry, has succeeded McWhirter as Chief Financial Officer of Medialink.

"We believe that Teletrax has proven to the television broadcasting and entertainment industries that it is the vital video asset tracking system they require to protect and extract the value of their programming," said Laurence Moskowitz, Chairman, Chief Executive Officer and President of Medialink. "With this new alignment of talent, we expect the management team to continue executing its aggressive sales and marketing plan to ensure that Teletrax becomes the global standard for the television industry."

"The opportunities for Teletrax are broad and deep," stated McWhirter, 49. "The motion picture, entertainment, news, sports and advertising industries are beginning to understand the value of learning where, when and how their content is being broadcast. This critical business information was never before available on a worldwide basis, but now we can offer content owners access to the power of this accurate, rapid and precise service."

McWhirter, a co-founder of Medialink, has served as Medialink CFO since its inception in 1986, following a career in both the United Kingdom and the United States with the accounting firm KPMG. He has been a member of the Company's Board of Directors since 1998.

Torosian, 43, previously served as Chief Financial Officer for Applied Graphics Technologies, Inc., one of the world's largest providers of digital asset management and prepress services that was later acquired by venture capital firm Kohlberg and Company. During his tenure, Torosian was responsible for all financial matters and controls within the company, including reporting, tax, and treasury functions, covering more than $600 million in revenue generated from more than 60 locations on three continents. Earlier, he held senior accounting and financial positions at Ogden Projects and Deloitte & Touche.

"We are pleased that Ken will be joining our leadership team at such an important time in our business," commented Moskowitz. "His expertise in


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                                                                    Exhibit 99.1
Medialink Promotes McWhirter to Teletrax CEO; Digital Asset          Page 2 of 3
Management Veteran Torosian Succeeds McWhirter as Medialink CFO;
Teletrax Managing Director Nobbs is Promoted to President

financial management and regulatory compliance will ensure that Medialink continues to operate with complete transparency and accountability, while his knowledge of the digital asset management industry will enhance our insight into opportunities for further growth."

"I am excited to take on my new responsibilities with Medialink, as we see a promising future for both Teletrax and the Company as a whole, including its core business that is uniquely positioned to deliver exciting new solutions for the marketing and public relations industries," said Torosian. "I look forward to playing a key role in guiding Medialink to greater growth and profitability."

Torosian graduated magna cum laude from the University of Notre Dame, earning a Bachelor of Arts degree in accounting. He currently is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

In addition, Andy Nobbs, 43, who has overseen the day-to-day operations of Teletrax, has been promoted to President from Managing Director. Nobbs, who is based in London, will continue report to McWhirter. Prior to joining Teletrax in 2002, Nobbs was content director at IPC Media, one of Europe's largest consumer media companies, and held executive positions with Granada Media, EMAP, and ECN.

"I'm delighted that Teletrax will have an enhanced management focus to leverage the strong position we have already attained in the television industry," said Nobbs. "Teletrax's achievements would have been impossible without the many contributions of our talented employees. I look forward to working with Graeme in his expanded role and leading our exceptional team of staff professionals to further success."

About Medialink:
Medialink (www.medialink.com) is a global leader in providing unique news and marketing media strategies and solutions that enable corporations and organizations to inform and educate their target audiences with maximum impact on television, radio, print, and the Internet. The Company offers creative services and multimedia distribution programs including video and audio news and short-form programming, press release newswire distribution, and photography production and digital distribution. Through its subsidiary, Teletrax(TM), Medialink also provides global television tracking and media asset management services to help clients determine return on investment from their programming and advertising efforts. Based in New York, Medialink has offices in major cities throughout the United States and an international hub in London. Medialink is publicly traded on Nasdaq (stock symbol: MDLK).

About Teletrax:
Teletrax (www.teletrax.tv) is the world's first global video broadcast monitoring and video asset management service. Launched in 2002, Teletrax provides clients with video watermarking services that enable them to precisely track and monitor where, when and how their content is being aired via cable, satellite and terrestrially. Clients can easily evaluate, respond to and manage broadcast information relating to their video content through Teletrax's Web-based reporting tools. Teletrax yields critical media intelligence that is of proven value to motion picture studios, news organizations, network and syndicated TV programmers, TV sports producers and distributors, brand marketers, corporate communicators, and advertising and public relations agencies.

                                       ###

With the exception of the historical information contained in the release, the matters described herein contain certain "forward-looking statements" that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation


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                                                                    Exhibit 99.1
Medialink Promotes McWhirter to Teletrax CEO; Digital Asset          Page 3 of 3
Management Veteran Torosian Succeeds McWhirter as Medialink CFO;
Teletrax Managing Director Nobbs is Promoted to President

Reform Act of 1995. Forward-looking statements in this release are not promises or guarantees and are subject to risks and uncertainties that could cause our actual results to differ materially from those anticipated. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. We caution you not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Actual results may vary materially from those expressed or implied by the statements herein. Such statements may relate, among other things, to our ability to respond to economic changes and improve operational efficiency, the benefits of our products to be realized by our customers, or our plans, objectives, and expected financial and operating results. Forward-looking statements may also include, without limitation, any statement relating to future events, conditions or circumstances or using words such as: will, believe, anticipate, expect, could, may, estimate, project, plan, predict, intend or similar expressions that involve risk or uncertainty. These risks and uncertainties include, among other things, our recent history of losses, our ability to achieve or maintain profitability; potential regulatory action; worldwide economic weakness; geopolitical conditions and continued threats of terrorism; effectiveness of our cost reduction programs; the receptiveness of the media to our services; changes in our marketplace that could limit or reduce the perceived value of our services to our clients; our ability to develop new services and market acceptance of such services, such as Teletrax; the volume and importance of breaking news, which can have the effect of crowding out the content we produce and deliver to broadcast outlets on behalf of our clients; our ability to develop new products and services that keep pace with technology; our ability to develop and maintain successful relationships with critical vendors; the potential negative effects of our international operations on the Company; future acquisitions or divestitures, which may adversely affect our operations and financial results; the absence of long term contracts with customers and vendors; and increased competition, which may have an adverse effect on pricing, revenues, gross margins and our customer base. More detailed information about these risk factors is set forth in filings by Medialink Worldwide Incorporated with the Securities and Exchange Commission, including the Company's registration statement, most recent quarterly report on Form 10-Q, most recent annual report on Form 10-K and other publicly available information regarding the Company. Medialink Worldwide Incorporated is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.